5. Marketable securities (Tables)	12 Months Ended
Dec. 31, 2019
Marketable Securities [Abstract]
Schedule of marketable securities

	2019	2018

FUNCINE (3)	3,849	5,229
Fundo Soberano (4)	7,329	14,472
FIC: (1)
Government securities	179,390	292,708
Repo transactions (2)	216,196	289,352
Financial bills	105,857	96,868
Other (5)	145,707	91,441
	658,328	790,070

Current portion	(654,479)	(784,841)
Non-current portion	3,849	5,229

(1) In August 2017, the Company invested in open-ended Investment Funds in Units (“FICs”). The Funds are mostly made up of government securities and instruments of first-tier financial institutions. In 2019, the average yield of FICs was 99.67% (100.81 % as in December 31, 2018) of the variation of the CDI rate.

(2) “Repo transactions” are securities issued by banks with a commitment to repurchase within one day at pre-established rates. These repo transactions are backed by federal government bonds and are used by the fund with the purpose of remunerating the capital available in cash.

(3) In December 2017, in order to use the tax benefit of deductibility for income and social contribution tax purposes the Company invested the amount of R$3 million in the National Film Industry Financing Fund (“FUNCINE”). In 2018, the Company opted to make new investments in FUNCINE in the months of October and December in the total amount of R$2.4 million. In June 2019, the Company made new investments in the amount of R$2.2 million. The average remuneration in 2019 of FUNCINE was 9.18%.

(4) “Fundo Soberano” includes federal securities only. The average remuneration in 2019 was 97.62% of the variation of the CDI rate.

(5) Represented by: Debentures, FIDC, Trade Bills, Promissory Notes, Bank Credit Notes.